Note 8 - Long-term Debt	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Long-term Debt [Text Block]
8.	Long-term debt

December 31, 2015

Revolving credit facility	$49,453
3.84% Notes	150,000
Capital leases maturing at various dates through 2020	1,356
Other long-term debt maturing at various dates up to 2017	390
201,199
Less: current portion	4,041
Long-term debt - non-current	$197,158

In conjunction with the spin-off, on June 1, 2015, the Company assumed from Old FSV $150 million of senior secured notes (the “Senior Notes”) bearing interest at a rate of 3.84% to 4.84%, depending on leverage ratios. The Senior Notes are due on January 16, 2025, with five annual equal repayments beginning on January 16, 2021.

The Company has indemnified the holders of the Senior Notes from all withholding tax that is or may become applicable to any payments made by the Company on the Senior Notes. The Company believes this exposure is not material as of December 31, 2015.

On June 1, 2015, the Company entered into a credit agreement with a syndicate of banks to provide a committed multi-currency revolving credit facility (the “Facility”) of $200 million. The Facility has a 5-year term ending June 1, 2020 and bears interest at 0.25% to 2.50% over floating reference rates, depending on certain leverage ratios. The weighted average interest rate for 2015 was 2.0%. The revolving credit facility had $144,628 of available un-drawn credit as at December 31, 2015. As of December 31, 2015, letters of credit in the amount of $5,918 were outstanding ($7,856 as at December 31, 2014). The Facility requires a commitment fee of 0.25% to 0.50% of the unused portion, depending on certain leverage ratios. At any time during the term, the Company has the right to increase the Facility by up to $50 million, on the same terms and conditions as the original Facility. The Facility is available to fund working capital requirements and other general corporate purposes.

The Facility and the Senior Notes rank equally in terms of seniority. The Company has granted the lenders under the Facility and holders of the Senior Notes various collateral, including an interest in all of the assets of the Company. The covenants under the Facility and the Senior Notes require the Company to maintain certain ratios, including financial leverage, interest coverage and net worth. The Company is limited from undertaking certain mergers, acquisitions and dispositions without prior approval.

Long-term debt as at December 31, 2014 was prepared on a carve-out basis from Old FSV. Interest expense prior to June 1, 2015 was allocated on a carve-out basis and amounted to $3,626; interest expense from June 1, 2015 to December 31, 2015 was $5,451.

The effective interest rate on the Company’s long-term debt for the year ended December 31, 2015 was 4.1%. The estimated aggregate amount of principal repayments on long-term debt required in each of the next five years ending December 31 and thereafter to meet the retirement provisions are as follows:

2016	$4,041
2017	359
2018	263
2019	76
2020 and thereafter	196,460